EX-99.d.7.i

AMENDMENT NO. 1 TO EXHIBIT A

OF THE SUB-ADVISORY AGREEMENT

THIS AMENDMENT NO. 1 dated December 21, 2021 to EXHIBIT A to the Second Amended and Restated Sub-Advisory Agreement dated January 2, 2021 (the “Agreement”) between DELAWARE MANAGEMENT COMPANY, a series of Macquarie Investment Management Business Trust (the “Investment Manager”), and MACQUARIE INVESTMENT MANAGEMENT AUSTRIA kapitalanlage ag (the “Sub-Adviser”), lists the Funds for which the Sub-Adviser provides investment sub-advisory services pursuant to the Agreement.

FUND	ASSET ALLOCATION Fee	INVESTMENT MANAGEMENT Fee[1]	EFFECTIVE DATE
Delaware Group® Equity Funds V - Delaware Wealth Builder Fund	0.12%	0.20%	June 11, 2020
Delaware Group® Equity Funds IV - Delaware Total Return Fund	0.12%	0.20%	June 11, 2020
Delaware VIP Trust - Delaware VIP Total Return Series	0.12%	0.20%	June 11, 2020
Delaware Foundation® Funds – Delaware Strategic Allocation Fund	0.12%	0.20%	January 1, 2021
Delaware Pooled Trust – Delaware Global Listed Real Assets Fund	0.12%	0.20%	January 1, 2021
Delaware Investments Dividend and Income Fund, Inc.	0.12%		January 2, 2021
Delaware Enhanced Global Dividend and Income Fund	0.12%		January 2, 2021

1 To be charged on assets actively managed by Sub-Adviser in a sleeve of each Fund.

FUND	ASSET ALLOCATION Fee	INVESTMENT MANAGEMENT Fee[1]	EFFECTIVE DATE
Delaware Ivy Apollo Multi-Asset Income Fund	0.12%		November 15, 2021
Delaware Ivy Asset Strategy Fund	0.12%		November 15, 2021
Delaware Ivy Balanced Fund	0.12%		November 15, 2021
Delaware Ivy Managed International Opportunities Fund	0.12%		November 15, 2021
Delaware Ivy VIP Asset Strategy	0.12%		November 15, 2021
Delaware Ivy VIP Balanced	0.12%		November 15, 2021
Delaware Ivy VIP Pathfinder Conservative	0.12%		November 15, 2021
Delaware Ivy VIP Pathfinder Moderately Conservative	0.12%		November 15, 2021
Delaware Ivy VIP Pathfinder Moderate	0.12%		November 15, 2021

FUND	ASSET ALLOCATION Fee	INVESTMENT MANAGEMENT Fee[1]	EFFECTIVE DATE
Delaware Ivy VIP Pathfinder Moderate – Managed Volatility	0.12%		November 15, 2021
Delaware Ivy VIP Pathfinder Moderately Aggressive	0.12%		November 15, 2021
Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility	0.12%		November 15, 2021
Delaware Ivy VIP Pathfinder Aggressive	0.12%		November 15, 2021
Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility	0.12%		November 15, 2021
InvestEd 0 Portfolio	0.12%		November 15, 2021
InvestEd 10 Portfolio	0.12%		November 15, 2021
InvestEd 20 Portfolio	0.12%		November 15, 2021

FUND	ASSET ALLOCATION Fee	INVESTMENT MANAGEMENT Fee[1]	EFFECTIVE DATE
InvestEd 30 Portfolio	0.12%		November 15, 2021
InvestEd 40 Portfolio	0.12%		November 15, 2021
InvestEd 50 Portfolio	0.12%		November 15, 2021
InvestEd 60 Portfolio	0.12%		November 15, 2021
InvestEd 70 Portfolio	0.12%		November 15, 2021
InvestEd 80 Portfolio	0.12%		November 15, 2021
InvestEd 90 Portfolio	0.12%		November 15, 2021

Except as provided herein, the terms and conditions contained in the Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1 to Exhibit A as of the dates set forth above.

DELAWARE MANAGEMENT COMPANY, A series of Macquarie Investment Management Business Trust		MACQUARIE INVESTMENT MANAGEMENT AUSTRIA kapitalanlage ag

By:	/s/ David Brenner	By:	/s/ Konrad Kontriner

Name:	David Brenner	Name:	Konrad Kontriner

Title:	Senior Vice President	Title:	Director

		By:	/s/ Rene Kreisl

		Name:	Rene Kreisl

		Title:	Director

Agreed to and accepted as of the day and year first above written:

Delaware Group® Equity Funds V

By	/s/ Daniel Geatens

Name:	Daniel Geatens
Title:	Head, US Fund Administration

Delaware Group® Equity Funds IV

By	/s/ Daniel Geatens

Name:	Daniel Geatens
Title:	Head, US Fund Administration

Delaware VIP Trust

By	/s/ Daniel Geatens

Name:	Daniel Geatens
Title:	Head, US Fund Administration

delaware GROUP® Foundation funds

By	/s/ Daniel Geatens

Name:	Daniel Geatens
Title:	Head, US Fund Administration

Delaware pooled Trust

By	/s/ Daniel Geatens

Name:	Daniel Geatens
Title:	Head, US Fund Administration

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.

By	/s/ Daniel Geatens

Name:	Daniel Geatens
Title:	Head, US Fund Administration

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

By	/s/ Daniel Geatens

Name:	Daniel Geatens
Title:	Head, US Fund Administration

IVY FUNDS

By	/s/ Daniel Geatens

Name:	Daniel Geatens
Title:	Head, US Fund Administration

IVY VARIABLE INSURANCE PORTFOLIOS

By	/s/ Daniel Geatens

Name:	Daniel Geatens
Title:	Head, US Fund Administration

INVESTED PORTFOLIOS

By	/s/ Daniel Geatens

Name:	Daniel Geatens
Title:	Head, US Fund Administration